LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1999

[MORNINGSTAR RATINGS LOGO]

Seeks long-term capital appreciation

KEMPER SMALL CAP
VALUE FUND

   "... We clearly have a portfolio of stocks that are cheap. More important, we believe it is a portfolio of stocks with great potential to rise as the market broadens out. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
INDUSTRY SECTORS
10
LARGEST HOLDINGS
11
PORTFOLIO OF INVESTMENTS
19
FINANCIAL STATEMENTS
22
FINANCIAL HIGHLIGHTS
25
NOTES TO
FINANCIAL STATEMENTS
29
REPORT OF
INDEPENDENT AUDITORS

AT A GLANCE

 KEMPER SMALL CAP VALUE FUND TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 1999 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                 KEMPER SMALL CAP VALUE      KEMPER SMALL CAP VALUE      LIPPER SMALL-CAP VALUE
KEMPER SMALL CAP VALUE FUND CLASS A                   FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
-----------------------------------              ----------------------      ----------------------      -----------------------
-0.28                                                     -1.04%                      -0.86%                      5.17%

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. INVESTING IN SECURITIES OF SMALL COMPANIES MAY INVOLVE A GREATER RISK OF LOSS AND MORE ABRUPT FLUCTUATION IN THE MARKET PRICES THAN INVESTING IN LARGER COMPANIES.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  11/30/99   11/30/98
 .........................................................
    KEMPER SMALL CAP VALUE FUND
    CLASS A                         $17.75     $17.80
 .........................................................
    KEMPER SMALL CAP VALUE FUND
    CLASS B                         $17.15     $17.33
 .........................................................
    KEMPER SMALL CAP VALUE FUND
    CLASS C                         $17.24     $17.39
 .........................................................

 KEMPER SMALL CAP VALUE
 FUND RANKINGS AS OF 11/30/99

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SMALL CAP VALUE FUNDS CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #192 of 306 funds     #206 of 306 funds     #203 of 306 funds
 ....................................................................................
    3-YEAR       #149 of 164 funds     #156 of 164 funds     #154 of 164 funds
 ....................................................................................
    5-YEAR        #48 of 101 funds            N/A                   N/A
 ....................................................................................

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX


[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc., Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN
                           EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT
                           FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES
                           FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. MORNINGSTAR HAS PLACED
                           KEMPER SMALL CAP VALUE FUND IN THE SMALL-CAP
                           VALUE CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR
                           A DESCRIPTION OF INVESTMENT POLICIES.

NARROW MARKET A narrow market is a securities market in which most of the gains are earned by only a small group of companies. In 1998 and most of 1999, a narrow market existed in which only the largest growth-style stocks enjoyed robust gains.

PRICE/EARNINGS RATIO A price/earnings ratio (P/E) is a company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

SECTOR STOCK A sector comprises stocks usually found in related industries. Financial, economic, business and other developments may affect stocks within a market sector similarly.

VALUE STOCK Value stocks are considered to be bargain stocks because they are perceived as undervalued and attractively priced relative to a measure of their true worth, such as earnings potential, book value, cash flow or dividend yield.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER:

  The end of the metaphorical millennium, it turns out, was not a disaster. Instead, it was an excuse to party. And why not? As our technological revolution gained critical mass, its vast potential came into better focus. Capital spending on information technology didn't slow down; it accelerated. Inflation remained dormant. The budget surplus nearly doubled, with the promise of oceans of black ink yet to come. Even the government delivered good news: Its statisticians toyed with the national accounts to reveal a more productive economy. It's no wonder the prevailing sentiment could be summed up with the quintessentially American yelp of glee: Yahoo!

  Now, with the potential Y2K crisis seemingly averted, the question hanging over the economy is whether the Federal Reserve Board will boost interest rates to soak up extra liquidity caused by its pre-Y2K infusion of cash into the economy. And unfortunately, all parties end. This one will, too. The questions are when and how.

  The "when" should be before the second half of the year. The Fed has already raised interest rates three times, and is likely to raise them again on Feb. 2. Fed officials said they left the rate at 5.5 percent in December mainly because of "market uncertainties associated with the century-date change." But the Fed expressed concern that "increases in demand" will foster "inflationary imbalances" that could spark rate increases once the Y2K issue has been handled.

  Although some investors have expressed fear that the Fed's sucking cash out of banks will jolt the financial system (causing some stock indexes, as well as the bond markets, to drop sharply in early January), the "how" is likely to be a slow winding down, thanks to persistent low inflation.

  Yes, some prices are higher: Filling up the SUV's gas tank definitely costs more. But the rate of inflation for non-energy goods and services has actually slowed during the past year. Although most analysts are worried that the reprieve won't last -- assuming that higher commodity prices, a softer dollar and the scarcity of skilled workers will show up as higher prices at the checkout counter -- we'd turn that worry on its head. If inflation hasn't accelerated after three years of over 4-percent gross domestic product (GDP) growth and an unprecedented credit explosion, prices aren't likely to increase if growth slows and lenders get stingier.

  More good news stems from the technological investment boom. While executives have pared capital budgets in traditional areas such as industrial machinery and buildings, they've boosted outlays on computers and software. Thanks to the sheer force of technology spending, overall business investment has grown two to four times as fast as GDP in every year since 1993. And that expansion should continue, with more than 20 percent growth likely in high-tech through 2000 and even beyond. And technology hurts inflation. It saves on labor and inventory, increases capacity, creates new competitors, cuts out middlemen, gives shoppers comparative price information and enables global auctions.

  Our outlook is for inflation to stay centered around 2 percent, and we expect the Fed to raise the federal funds rate and the discount rate by one quarter of a point (0.25%) each on Feb. 2. (More extreme possibilities bandied about by bearish investors -- including a half-point rise or an emergency move before the Fed's February meeting -- are unlikely.) We project that the result will be a gentle slowing of growth from 4 percent in 1999 to around 3.5 percent in 2000 and just under 2.5 percent in 2001.

  Despite this positive outlook, the rowdiness of Y2K preparations and celebration should be sufficient to show us that risks exist in today's markets and remind us that we could be in for a serious hangover.

  The prospect of sparkling growth with no inflation has excited equity investors, but there's a catch: declining corporate pricing power. If companies don't have the ability to increase prices, profit growth will decline -- and it's already happening. For the five years ending in June 1999, S&P 500 operating earnings averaged 9 percent, two and a half percentage points per year slower than analysts had predicted. Profits did recover strongly in the second half of 1999, but we suspect that they will soon sputter again. And the economy's newfound productivity won't change the rules and allow companies to make money even if they can't raise prices. Productivity gains do produce a windfall, but historically customers and employees have grabbed the lion's share. Web sites and dot.coms haven't changed this

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)                           2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


one iota. As a result, we expect profits to be virtually flat in all of 2000 and to decline as the economy slows in 2001.

  Debt is another drink that could bring on future headaches. America has been swigging it in prodigious amounts. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have increased their debt with new home equity loans and bigger mortgages. Financial institutions have issued record amounts of new paper to fund aggressive growth. There's no hard and fast rule for determining if the debt America is taking on is too much, but warning bells should sound when debt grows by orders of magnitude faster than necessary to fund economic activity. That happened in 1985 and 1986, when excess credit created a commercial real estate bubble and funded dubious leveraged buyouts with suspect junk bonds, and it's happening again now. Both the commercial real estate and the high yield markets took years to recover. Today, the sheer size of the excesses could make the "morning after" even more painful.

  The end result: Given the continuing thrust of growth from the technological revolution, an improving world economy and the Fed's experience and skill, 2000 could turn out to be a good year. But it's highly unlikely to be as good a year as 1999.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JANUARY 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[EYSENBACH PHOTO]

JAMES (MAC) EYSENBACH IS THE LEAD PORTFOLIO MANAGER FOR KEMPER SMALL CAP VALUE FUND. EYSENBACH JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1991. HE IS A CHARTERED FINANCIAL ANALYST. HE HOLDS AN M.B.A. DEGREE IN FINANCE FROM THE ANDERSON SCHOOL AT UCLA.

PORTFOLIO MANAGER CALVIN YOUNG ALSO CONTRIBUTES HIS INVESTMENT MANAGEMENT EXPERIENCE TO THE FUND. HE JOINED THE ORGANIZATION IN 1990. YOUNG EARNED AN M.B.A. FROM GOLDEN GATE UNIVERSITY, IN SAN FRANCISCO, CALIFORNIA.
THE TEAM IS SUPPORTED BY INVESTMENT PROFESSIONALS INCLUDING ECONOMISTS, RESEARCH ANALYSTS, TRADERS AND OTHER INVESTMENT SPECIALISTS THROUGHOUT THE UNITED STATES AND ABROAD.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DURING THE FISCAL-YEAR PERIOD -- DECEMBER 1, 1998, THROUGH NOVEMBER 30, 1999 -- VOLATILITY CONTINUED TO BE PAR FOR THE COURSE FOR STOCK INVESTORS. IN A MARKET DOMINATED PRIMARILY BY LARGE-CAP GROWTH STOCKS, SMALLER, VALUE-ORIENTED STOCKS FACED ADDED CHALLENGES. JAMES (MAC) EYSENBACH, LEAD PORTFOLIO MANAGER OF THE FUND SINCE AUGUST 1999, EXPLAINS HOW THE FUND FARED. HE ALSO DISCUSSES HIS INVESTMENT PHILOSOPHY AND HOW THE FUND IS POSITIONED.

Q     HOW DID THE FUND PERFORM?

A     The fiscal year was a difficult period for small-cap value stocks. The fund declined 0.28 percent (Class A shares, unadjusted for any sales charge) for the year ended November 30, 1999. The fund held up slightly better than its benchmark, the Russell 2000 Value index. This index, an unmanaged pool of small-cap value stocks, declined 1.43 percent.

Q     YOU MENTIONED THAT SMALL-CAP VALUE STOCKS HAVE STRUGGLED. COULD YOU PUT
THEIR PERFORMANCE INTO CONTEXT FOR US?

A     The 12-month period was clearly led by growth-style stocks, both large and small. As you can see, the segments of the markets in which the fund does not invest -- large- and small-cap growth stocks in particular -- dominated the market during this period.

  The disparity between value and growth has been striking. There appeared to be a change in direction in the second quarter of 1999 as value stocks rallied, but the performance was not sustained. We are heartened, though, that we've seen some gains made by small-cap stocks during the year. We do believe that in time the market can broaden its leadership and that small-cap value stocks can gain momentum.

-------------------------------------------------------------------------------
GROWTH STOCKS DOMINATED THE MARKET
-------------------------------------------------------------------------------

BENCHMARK RETURNS FOR THE 12-MONTH PERIOD ENDED NOVEMBER 30, 1999

                                                                                        12-MONTH TOTAL RETURN
    INDEX*                                                        REPRESENTATIVE OF:     12/1/98 - 11/30/99

-----------------------------------------------------------------------------------------------------------------
    RUSSELL 2000 GROWTH                                           Small-Cap Growth              32.66%
 .................................................................................................................
    RUSSELL 1000 GROWTH                                           Large-Cap Growth              31.49%
 .................................................................................................................
    RUSSELL 1000                                                  Large-Cap Blend               21.30%
 .................................................................................................................
    RUSSELL 2000                                                  Small-Cap Blend               15.67%
 .................................................................................................................
    RUSSELL 1000 VALUE                                            Large-Cap Value               10.47%
 .................................................................................................................
    RUSSELL 2000 VALUE                                            Small-Cap Value               -1.43%
 .................................................................................................................

* THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE TO BOOK GROWTH VALUES. THE RUSSELL 1000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 WHICH REPRESENTS APPROXIMATELY 92% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000. THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 1000 COMPANIES WITH LOWER PRICE TO BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE TO BOOK RATIOS AND LOWER FORECASTED GROWTH STOCKS. SOURCE IS WIESENBERGER. INVESTORS CANNOT INVEST IN THE INDICES.

PERFORMANCE UPDATE

Q     WHAT CAUSED THE DISPARITY BETWEEN GROWTH STOCKS AND THE REST OF THE
MARKET?

A     When the fiscal year began in December 1998, the global markets were recovering from a severe downturn. After Russia defaulted on its debt in August 1998, global equity markets slid sharply. Although investors returned to the market with enthusiasm a few months later, they shied away from most small-cap stocks and value stocks, perceiving them to be riskier. Investors instead favored large-company growth-oriented stocks, perceiving them to be "safe havens." Internet stocks also began to capture investors' attention. The market shunned most other stocks.

  In April 1999, it looked as if the tide were turning. Fears of a global economic crisis had abated, and investor confidence returned. Market leadership began to broaden, and value stocks and small stocks rallied. Unfortunately, this recovery was short-lived. Amid rising interest rates in the third calendar quarter of 1999, stock prices fell. Only technology stocks gained, as investors shifted their focus back toward this market segment, despite the stocks' high valuations. Momentum took hold and pushed these stocks to increasingly high levels throughout the remainder of the period.

  Toward the end of the period, we began to see more capital appreciation for small-cap stocks, but these gains were concentrated in the growth-style small-cap stocks.

Q     YOU TOOK THE HELM OF THE FUND IN AUGUST 1999. PLEASE DESCRIBE THE PROCESS
THAT YOUR TEAM USES TO SELECT STOCKS.

A     Our goal is to create a well-diversified, risk-managed portfolio. To do this, we use a relative-value strategy and select investments from each major sector of the small-cap market. Here's how it works:

  RELATIVE VALUE: We seek attractively priced stocks in each sector based on sales, earnings, book values and other measures of firm value, measured in relation to companies within the same economic sector. Using this approach, we choose only those stocks that we believe represent the best values within each sector.

  SECTOR NEUTRAL: We don't attempt to forecast which sectors are going to perform best or forecast the direction of the overall market. Instead, we maintain sector weightings in line with the overall small-cap market as measured by the Russell 2000 index (excluding real estate investment trusts). By using this index as a guide, we believe we achieve thorough diversification across the small-cap universe and avoid the sector biases of traditional value managers.

  Quantitative research drives our highly disciplined stock-selection process. We use rigorous, proprietary computer modeling techniques that leverage more than a decade of testing, research and real-time implementation by Scudder Kemper Investments, Inc. Our quantitative model allows us to distill and evaluate data on the thousands of stocks that make up the small-cap market.

Q     HOW DOES A RELATIVE-VALUE APPROACH DIFFER FROM AN ABSOLUTE-VALUE STRATEGY?

A     In an absolute-value investment approach, you'd expect to see significant underweightings in the higher-priced sectors. For instance, even if a technology stock were attractively valued compared with the technology-stock universe, it could still carry a price tag that is too high compared with the broader universe and beyond the parameters of an absolute-value approach. In contrast, a relative-value approach provides a greater degree of flexibility to participate in all market sectors, and arguably more consistent comparisons, since stocks are evaluated against their sector peers. As a result of this transition, the fund now includes considerably more exposure to technology and health care companies. Meanwhile, compared with a year ago, the fund holds fewer capital goods, energy and financial services stocks.

Q     WHAT FACTORS HINDERED PERFORMANCE?

A     As we noted, small-cap value stocks faced significant challenges throughout most of the fiscal-year period.

  Even though we had strong gains in some sectors, such as technology and telecommunications, the fund's holdings underperformed the gains made in those sectors of the Russell 2000. That's because our valuation discipline kept us from participating in the spectacular gains among some technology and Internet stocks that drove the index returns. From both an absolute-and a relative-value perspective, the Internet stocks did not meet our criteria.

  The fund's financial services stocks struggled during the period. While some of the underperformance was due to company-specific fundamentals, the sector as a whole faced added challenges in a rising-rate environment.

Q     WHERE ARE YOU FINDING THE BEST VALUE?

A     Because we follow a sector-neutral approach, we don't overweight or underweight

PERFORMANCE UPDATE

particular sectors. Instead we focus on finding companies with attractive valuations within each sector. Despite the significant gains made this year in the technology and telecommunications sectors, we continue to find promising stocks that have not fully participated in the market's rise. And beyond these two sectors, the rest of the small-cap universe is ripe with undervalued stocks. Across the market, the majority of stocks are actually down -- and in most cases, down fairly significantly from earlier highs. That provides fertile ground for value managers to find undervalued stocks across all sectors.

  This is reflected in more than just sectors and industries. It is reflected in the characteristics of the stocks we're buying today in the fund. Our typical holding is selling at a price of only 14 times earnings, which is 30 percent lower than the Russell 2000, where the median P/E ratio (see Terms To Know) is about 20 times earnings, and the S&P, which is at 23 times earnings. We clearly have a portfolio of stocks that are cheap. More important, we believe it is a portfolio of stocks positioned well as the market broadens out.

Q     WHAT IS YOUR OUTLOOK FOR THE MARKET?

A     Our outlook for small-cap stocks is promising. It appears there has been somewhat of a shift toward smaller-cap stocks, but it has yet to rotate over to the value side of the equation. The disparity between the performance of growth stocks and value stocks is at an extreme level. We're confident that market sentiment will eventually shift, as investors gain a greater recognition of the existing disparity. Kemper Small Cap Value Fund is well positioned to benefit from such a shift. We also continue to believe that the small-cap value asset class is an important component of a well-balanced, long-term investment portfolio.

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED NOVEMBER 30, 1999 (ADJUSTED FOR THE APPLICABLE SALES CHARGE)

                                             1-YEAR   5-YEAR   LIFE OF CLASS
---------------------------------------------------------------------------------------------------
    KEMPER SMALL CAP VALUE FUND CLASS A      -6.03%   11.79%       10.79%      (since 5/22/92)
 ...................................................................................................
    KEMPER SMALL CAP VALUE FUND CLASS B      -4.01      n/a         4.53       (since 9/11/95)
 ...................................................................................................
    KEMPER SMALL CAP VALUE FUND CLASS C      -0.86      n/a         5.07       (since 9/11/95)
 ...................................................................................................

KEMPER SMALL CAP VALUE FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 5/31/92 to 11/30/99
[LINE GRAPH]

                                          KEMPER SMALL CAP                             RUSSELL 2000 VALUE       CONSUMER PRICE
                                        VALUE FUND CLASS A(1)  RUSSELL 2000 INDEX+          INDEX++             INDEX - US+++
                                        -------------------    -------------------     ------------------       --------------
5/31/92                                        9425.00               10000.00               10000.00               10000.00
                                              11297.00               11266.00               11352.00               10157.00
12/31/93                                      11584.00               13396.00               14059.00               10437.00
                                              11601.00               13152.00               13841.00               10716.00
                                              16623.00               16892.00               17405.00               10988.00
12/31/96                                      21544.00               19678.00               21124.00               11353.00
                                              25858.00               24078.00               27818.00               11546.00
                                              22543.00               23465.00               26024.00               11732.00
11/30/99                                      21630.00               25527.00               24872.00               12047.00

KEMPER SMALL CAP VALUE FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 9/30/95 to 11/30/99
[LINE GRAPH]

                                          KEMPER SMALL CAP                             RUSSELL 2000 VALUE       CONSUMER PRICE
                                        VALUE FUND CLASS B(1)  RUSSELL 2000 INDEX+           INDEX+              INDEX - US++
                                        -------------------    -------------------     ------------------       --------------
9/30/95                                       10000.00               10000.00               10000.00               10000.00
                                               9970.00               10217.00               10291.00               10020.00
12/31/96                                      12818.00               11902.00               12490.00               10352.00
12/31/97                                      15234.00               14563.00               16448.00               10529.00
                                              13158.00               14192.00               15387.00               10698.00
11/30/99                                      12341.00               15440.00               14706.00               10986.00

KEMPER SMALL CAP VALUE FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 9/30/95 to 11/30/99
[LINE GRAPH]

                                          KEMPER SMALL CAP                             RUSSELL 2000 VALUE       CONSUMER PRICE
                                        VALUE FUND CLASS C(1)  RUSSELL 2000 INDEX+          INDEX++             INDEX - US+++
                                        -------------------    -------------------     ------------------       --------------
9/30/95                                       10000.00               10000.00               10000.00               10000.00
                                               9970.00               10217.00               10291.00               10020.00
12/31/96                                      12839.00               11902.00               12490.00               10352.00
12/31/97                                      15269.00               14563.00               16448.00               10529.00
                                              13193.00               14192.00               15387.00               10698.00
11/30/99                                      12601.00               15440.00               14706.00               10986.00

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

   *AVERAGE ANNUAL TOTAL RETURN AND
    TOTAL RETURN MEASURES NET INVESTMENT
    INCOME AND CAPITAL GAIN OR LOSS FROM
    PORTFOLIO INVESTMENTS, ASSUMING
    REINVESTMENT OF ALL DIVIDENDS AND,
    FOR CLASS A SHARES, ADJUSTMENT FOR
    THE MAXIMUM SALES CHARGE OF 5.75%
    AND FOR CLASS B SHARES, ADJUSTMENT
    FOR THE APPLICABLE CONTINGENT
    DEFERRED SALES CHARGE (CDSC) OF 3%,
    CLASS C SHARES HAVE NO ADJUSTMENT
    FOR SALES CHARGE. THE MAXIMUM CDSC
    FOR CLASS B SHARES IS 4%. FOR CLASS
    C SHARES, THERE IS A 1% CDSC ON
    CERTAIN REDEMPTIONS WITHIN THE FIRST
    YEAR OF PURCHASE. SHARE CLASSES
    INVEST IN THE SAME UNDERLYING
    PORTFOLIO. AVERAGE ANNUAL TOTAL
    RETURN REFLECTS ANNUALIZED CHARGES
    WHICH TOTAL RETURN REFLECTS
    AGGREGATE CHANGE. DURING THE PERIODS
    NOTED, SECURITIES PRICES FLUCTUATED.
    FOR ADDITIONAL INFORMATION, SEE THE
    PROSPECTUS AND STATEMENT OF
    ADDITIONAL INFORMATION AND THE
    FINANCIAL HIGHLIGHTS AT THE END OF
    THIS REPORT.

   (1)PERFORMANCE INCLUDES REINVESTMENT
      OF DIVIDENDS AND ADJUSTMENT FOR
      THE MAXIMUM SALES CHARGE FOR CLASS
      A SHARES AND THE CONTINGENT
      DEFERRED SALES CHARGE IN EFFECT AT
      THE END OF THE PERIOD FOR B
      SHARES. IN COMPARING KEMPER SMALL
      CAP VALUE FUND TO THE RUSSELL 2000
      INDEX+, RUSSELL 2000 VALUE INDEX
      AND THE CONSUMER PRICE INDEX++,
      YOU SHOULD NOTE THAT THE FUND'S
      PERFORMANCE REFLECTS THE DEDUCTION
      OF THE MAXIMUM SALES CHARGE, WHILE
      NO SUCH CHARGES ARE REFLECTED IN
      THE PERFORMANCE OF THE INDICES.

  +THE RUSSELL 2000 INDEX IS AN
   UNMANAGED, CAPITALIZATION-WEIGHTED
   PRICE-ONLY INDEX THAT COMPRISES 2,000
   OF THE SMALLEST STOCKS (ON THE BASIS
   OF CAPITALIZATION) IN THE RUSSELL
   3000 INDEX. SOURCE IS WIESENBERGER.

 ++THE RUSSELL 2000 VALUE INDEX MEASURES
   THE PERFORMANCE OF THOSE RUSSELL 2000
   COMPANIES WITH LOWER PRICE TO BOTH
   RATIOS AND LOWER FORECASTED GROWTH
   STOCKS. SOURCE IS WIESENBERGER.

+++THE CONSUMER PRICE INDEX IS A
   STATISTICAL MEASURE OF CHANGE, OVER
   TIME, IN THE PRICES OF GOODS AND
   SERVICES IN MAJOR EXPENDITURE GROUPS
   FOR ALL URBAN CONSUMERS. SOURCE IS
   WIESENBERGER.

INDUSTRY SECTORS

A YEAR-TO-YEAR COMPARISON
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON NOVEMBER 30, 1999, AND ON NOVEMBER 30, 1998.

                                  [BAR GRAPH]

                                                                KEMPER SMALL CAP VALUE FUND        KEMPER SMALL CAP VALUE FUND
                                                                        ON 11/30/99                        ON 11/30/98
                                                                ---------------------------        ---------------------------
CONSUMER NONDURABLES                                                        18.1                                 18
TECHNOLOGY                                                                  16.8                                7.2
FINANCE                                                                     16.6                               24.6
CAPITAL GOODS                                                               14.9                               22.3
BASIC INDUSTRIES                                                             8.8                                  5
HEALTH CARE                                                                  8.1                                2.2
TRANSPORTATION                                                               4.8                                8.4
COMMUNICATION SERVICES                                                       4.5                                  0
UTILITIES                                                                    3.9                                4.1
ENERGY                                                                       3.5                                5.7
OTHER                                                                          0                                2.5

PORTFOLIO COMPOSITION IS AS OF NOVEMBER 30, 1999, AND IS SUBJECT TO CHANGE.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 19.2 percent of the fund's total net assets on November 30, 1999.

               HOLDINGS                                                         PERCENT
---------------------------------------------------------------------------------------
1.             ELCOR                         One of the leading manufacturers     2.4%
                                             of residential premium laminated
                                             fiberglass asphalt roofing
                                             shingles and proprietary
                                             finishes for original equipment
                                             and recycled diesel engine
                                             cylinder liners for the
                                             railroad, marine and stationary
                                             power industries.
---------------------------------------------------------------------------------------
2.             AMCOL INTERNATIONAL           Operates specialty chemical,         2.3%
                                             minerals, and transportation
                                             businesses.
---------------------------------------------------------------------------------------
3.             DOLLAR THRIFTY                Operates car rental companies        2.0%
               AUTOMOTIVE GROUP              Dollar Rent A Car Systems and
                                             Thrifty Rent-A-Car System.
---------------------------------------------------------------------------------------
4.             FORTRESS INVESTMENT           Invests in undervalued               2.0%
                                             real-estate related assets, both
                                             domestic and international.
---------------------------------------------------------------------------------------
5.             CONMED                        Develops, manufactures and           1.8%
                                             markets disposable
                                             electrosurgical instruments and
                                             accessories, electrosurgical
                                             generators and disposable
                                             medical devices for monitoring.
---------------------------------------------------------------------------------------
6.             VALASSIS                      A leading sales promotion            1.8%
               COMMUNICATIONS                company, offering a broad array
                                             of consumer promotion
                                             techniques.
---------------------------------------------------------------------------------------
7.             AMERICA WEST                  Full-service passenger airline,      1.8%
               HOLDINGS                      serving more than 100
                                             destinations in the continental
                                             United States, Canada and
                                             Mexico. It also operates a
                                             tour-packaging division, America
                                             West Vacations, and a travel
                                             tour package subsidiary, America
                                             West's Leisure Company.
---------------------------------------------------------------------------------------
8.             TNP ENTERPRISES               Electrical utility providing         1.8%
                                             power to customers in Texas and
                                             New Mexico.
---------------------------------------------------------------------------------------
9.             BURR-BROWN                    Designs component-based              1.7%
                                             technology. Products include
                                             standard analog and mixed-signal
                                             integrated circuits, operational
                                             amplifiers, and a variety of
                                             converters.
---------------------------------------------------------------------------------------
10.            PRENTISS                      A self-administered and -managed     1.6%
               PROPERTIES TRUST              real estate investment trust
                                             that invests primarily in office
                                             and industrial buildings.
---------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAP VALUE FUND
Portfolio of Investments at November 30, 1999
(DOLLARS IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL
    SHORT-TERM NOTES 2.6%                                                                     AMOUNT          VALUE
-------------------------------------------------------------------------------------------------------------------------


                                               Federal Home Loan Bank, 5.570%**,
                                                 12/01/99
                                                 (Cost $16,567)                               16,567        $ 16,567
                                               --------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 97.4%                                                                  NUMBER OF SHARES
-------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--6.1%
    APPAREL & SHOES--1.8%

                                               Deb Shops, Inc.                               102,400           2,016
                                               Genesco Inc.*                                 146,500           2,051
                                               K-Swiss Inc."A"                                33,900             483
                                               Movado Group, Inc.                             16,600             394
                                               Tarrant Apparel Group*                         67,200             756
                                               The Buckle, Inc.*                              14,500             225
                                               Wolverine World Wide, Inc.                    496,000           5,425
                                               --------------------------------------------------------------------------
                                                                                                              11,350

    DEPARTMENT &
    CHAIN STORES--0.7%

                                               Dress Barn Inc.*                               51,500             879
                                               Goody's Family Clothing, Inc.*                 92,800             615
                                               Pacific Sunwear of California Inc.*            66,050           2,039
                                               Shopko Stores, Inc.*                           38,300             869
                                               --------------------------------------------------------------------------
                                                                                                               4,402

    HOME FURNISHINGS--0.2%

                                               American Woodmark Corp.                        54,100           1,082
                                               --------------------------------------------------------------------------

    HOTELS & CASINOS--0.5%

                                               Anchor Gaming*                                 39,100           2,153
                                               Hollywood Park, Inc.*                          59,100           1,193
                                               --------------------------------------------------------------------------
                                                                                                               3,346

    RECREATIONAL PRODUCTS--1.0%

                                               Fairfield Communities, Inc.*                   46,300             552
                                               THQ, Inc.*                                    109,200           5,870
                                               --------------------------------------------------------------------------
                                                                                                               6,422

    RESTAURANTS--1.6%

                                               Applebee's International Inc.                  21,100             635
                                               CEC Entertainment Inc.*                        92,700           2,781
                                               Lone Star Steakhouse & Saloon, Inc.*          166,400           1,256
                                               NPC International, Inc.*                      188,200           2,376
                                               O'Charley's Inc.*                              93,100           1,222
                                               Ruby Tuesday, Inc.                             87,300           1,757
                                               --------------------------------------------------------------------------
                                                                                                              10,027

    SPECIALTY RETAIL--0.3%

                                               Cellstar Corp.*                                77,500             746
                                               Trans World Entertainment Corp.*              107,400           1,181
                                               --------------------------------------------------------------------------
                                                                                                               1,927
-------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--5.7%
    ALCOHOL & TOBACCO--0.1%

                                               Schweitzer-Mauduit International, Inc.         66,600             882
                                               --------------------------------------------------------------------------

    CONSUMER ELECTRONIC &
    PHOTOGRAPHIC--0.3%

                                               Salton, Inc.*                                  66,800           1,649
                                               --------------------------------------------------------------------------

    CONSUMER SPECIALTIES--0.6%

                                               Russ Berrie & Co., Inc.                        10,300             262
                                               Sola International, Inc.*                     252,600           3,600
                                               --------------------------------------------------------------------------
                                                                                                               3,862

    The accompanying notes are an integral part of the financial statements.
11

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



-------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF SHARES     VALUE
-------------------------------------------------------------------------------------------------------------------------
    FOOD & BEVERAGE--2.7%

                                               Earthgrains Co.                                51,900        $    941
                                               Fresh Del Monte Produce Inc.*                 456,100           3,734
                                               Imperial Sugar Co.                            149,200             597
                                               J & J Snack Foods Corp.*                       82,400           1,545
                                               Jack in the Box Inc.*                          52,300           1,102
                                               Michael Foods, Inc.                            34,200             857
                                               Performance Food Group Co.*                   301,800           7,545
                                               The Grand Union Co.*                           80,300             853
                                               --------------------------------------------------------------------------
                                                                                                              17,174

    PACKAGE GOODS/
    COSMETICS--0.1%

                                               Chattem, Inc.*                                 59,600           1,151
                                               --------------------------------------------------------------------------

    TEXTILES--1.9%

                                               Nautica Enterprises, Inc.*                    331,700           4,353
                                               Polymer Group, Inc.                            57,400           1,080
                                               Springs Industries, Inc. "A"                  161,100           6,444
                                               --------------------------------------------------------------------------
                                                                                                              11,877
-------------------------------------------------------------------------------------------------------------------------

    HEALTH--8.0%
    BIOTECHNOLOGY--0.3%

                                               Bio-Rad Laboratories, Inc. "A"*                46,900           1,158
                                               Catalytica, Inc.*                              41,400             437
                                               --------------------------------------------------------------------------
                                                                                                               1,595

    HEALTH INDUSTRY
    SERVICES--1.9%

                                               AmeriPath, Inc.*                              239,500           1,961
                                               Covance, Inc.*                                 32,000             348
                                               Hanger Orthopedic Group, Inc.*                149,000           1,527
                                               Hooper Holmes                                  42,100             995
                                               Magellan Health Services, Inc.*               200,700           1,254
                                               PAREXEL International Corporation*             95,900           1,151
                                               Quest Diagnostics Inc.*                        12,300             374
                                               Res-Care, Inc.*                                33,400             395
                                               Superior Consultant Holdings Corp.*            64,400             942
                                               Syncor International Corp.*                    75,100           2,107
                                               US Oncology, Inc.*                            147,500             696
                                               --------------------------------------------------------------------------
                                                                                                              11,750

    HOSPITAL MANAGEMENT--1.6%

                                               Coventry Health Care, Inc.*                   183,300           1,054
                                               Province Healthcare Co.*                      124,200           2,554
                                               Quorom Health Group, Inc.*                    700,500           6,261
                                               --------------------------------------------------------------------------
                                                                                                               9,869

    MEDICAL SUPPLY &
    SPECIALTY--3.4%

                                               Acuson Corporation*                           118,900           1,375
                                               Bacou USA, Inc.*                              132,800           2,125
                                               Conmed Corp.*                                 456,800          11,534
                                               Cooper Cos.                                    75,600           1,909
                                               Twinlab Corp.*                                207,500           2,023
                                               Vital Signs Inc.                               76,600           1,781
                                               Wesley Jessen VisionCare, Inc.*                16,600             474
                                               --------------------------------------------------------------------------
                                                                                                              21,221

    PHARMACEUTICALS--0.8%

                                               Advance Paradigm, Inc.*                        28,900           1,148
                                               Alpharma Inc. "A"                              25,300             810
                                               Bio-Technology General Corp.*                   8,800             106
                                               Medco Research Inc.*                           76,300           2,031
                                               Rexall Sundown, Inc.*                          78,200             802
                                               --------------------------------------------------------------------------
                                                                                                               4,897

 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



-------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF SHARES     VALUE
-------------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--2.1%
    TELEPHONE/ COMMUNICATIONS--2.1%

                                               AVT Corp.*                                     51,200        $  2,058
                                               CT Communications, Inc.                        15,500             734
                                               CapRock Communications Corp.*                  23,500             573
                                               Commonwealth Telephone Enterprises,
                                                 Inc.*                                        18,300           1,081
                                               General Communication, Inc. "A"*               66,300             273
                                               North Pittsburgh Systems, Inc.                 81,600           1,326
                                               Pacific Gateway Exchange, Inc.*               116,800           2,132
                                               Plantronics, Inc.*                              1,200              76
                                               US LEC Corp. "A"*                              33,900             898
                                               Xircom, Inc.*                                  70,800           3,717
                                               --------------------------------------------------------------------------
                                                                                                              12,868
-------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--16.2%
    BANKS--6.1%

                                               BSB Bancorp, Inc.                              27,300             568
                                               Commercial Federal Corp.                      328,950           5,983
                                               Cullen Frost Bankers, Inc.                    146,000           4,161
                                               Dime Community Bancshares                      47,600             943
                                               Downey Financial Corp.                         20,000             403
                                               First Federal Financial Corp.*                 88,800           1,371
                                               First Republic Bank*                           40,800             961
                                               First Washington Bancorp, Inc.                 78,500           1,295
                                               GBC Bancorp                                    64,500           1,363
                                               Imperial Bancorp*                             318,300           7,639
                                               MAF Bancorp, Inc.                              31,500             699
                                               PFF Bancorp, Inc.                             103,000           2,266
                                               St. Francis Capital Corp.                      92,200           1,850
                                               Webster Financial Corp.                       326,100           8,682
                                               --------------------------------------------------------------------------
                                                                                                              38,184

    INSURANCE--4.4%

                                               AmerUS Life Holdings, Inc.                     32,100             757
                                               Delphi Financial Group, Inc. "A"               25,704             798
                                               Farm Family Holdings, Inc.*                    70,200           2,861
                                               First American Financial Co.                   70,000             901
                                               Foremost Corporation of America                78,700           2,223
                                               Fremont General Corp.                         513,000           2,597
                                               Guarantee Life Companies, Inc.                 47,100           1,484
                                               LandAmerica Financial Group, Inc.             115,000           2,235
                                               PICO Holdings, Inc.*                           23,900             360
                                               PMA Capital Corp.                              77,900           1,543
                                               Philadelphia Consolidated Holding Corp.*      129,800           1,898
                                               RLI Corp.                                      48,100           1,635
                                               SCPIE Holdings Inc.                            49,000           1,706
                                               Selective Insurance Group, Inc.                55,700             975
                                               Stewart Information Services Corp.             57,200             772
                                               The Midland Company                             3,500              81
                                               Trenwick Group, Inc.                          108,312           2,200
                                               White Mountain Insurance Group Inc.             5,100             602
                                               Zenith National Insurance Corp.                89,600           1,859
                                               --------------------------------------------------------------------------
                                                                                                              27,487

    CONSUMER FINANCE--0.2%

                                               New Century Financial Corp.*                   95,100           1,498
                                               --------------------------------------------------------------------------

  The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



-------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF SHARES     VALUE
-------------------------------------------------------------------------------------------------------------------------

    OTHER FINANCIAL
    COMPANIES--1.3%

                                               Advanta Corp. "A"                              46,900        $    817
                                               Bay View Capital Corp.                         77,300           1,295
                                               CNA Surety Corp.                              100,100           1,114
                                               Phoenix Investment Partners, Ltd.             194,700           1,521
                                               Resource America, Inc. "A"                    138,100           1,174
                                               Resource Bancshares Mortgage Group, Inc.      226,900           1,135
                                               Walter Industries, Inc.                       101,400           1,077
                                               --------------------------------------------------------------------------
                                                                                                               8,133

    REAL ESTATE--4.2%

                                               Castle & Cooke, Inc.*                          55,600             703
                                               Fortress Investment Corp.(b)                  750,000          12,656
                                               Prentiss Properties Trust (REIT)              492,800           9,979
                                               Redwood Trust, Inc.                           255,600           2,971
                                               --------------------------------------------------------------------------
                                                                                                              26,309
-------------------------------------------------------------------------------------------------------------------------

    MEDIA--2.3%
    BROADCASTING & ENTERTAINMENT--0.5%

                                               AMC Entertainment, Inc.*                      310,600           3,145
                                               --------------------------------------------------------------------------

    PRINT MEDIA--1.8%

                                               Valassis Communications, Inc.*                290,900          11,454
                                               --------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--5.7%
    EDP SERVICES--0.8%

                                               Analysts International Corp.                   36,900             440
                                               Keane, Inc.*                                   96,500           2,606
                                               QRS Corp.*                                     19,900           1,157
                                               Systems & Computer Technology Corp.*           44,600             638
                                               --------------------------------------------------------------------------
                                                                                                               4,841

    ENVIRONMENTAL SERVICES--0.4%

                                               URS Corp.*                                    116,700           2,276
                                               --------------------------------------------------------------------------

    INVESTMENT--0.4%

                                               Raymond James Financial, Inc.                  34,900             656
                                               Southwest Securities Group, Inc.               58,100           1,649
                                               --------------------------------------------------------------------------
                                                                                                               2,305

    MISCELLANEOUS
    COMMERCIAL--2.7%

                                               Bell & Howell Holdings Co.*                   113,200           3,509
                                               Century Business Services, Inc.*              140,900           1,304
                                               Computer Task Group Inc.                      184,100           2,728
                                               First Consulting Group, Inc.*                   9,200              87
                                               IT Group, Inc.*                                94,200             983
                                               Kelly Services, Inc. "A"                       60,300           1,581
                                               Lason, Inc.*                                   46,500           1,133
                                               Mastech Corp.*                                  4,200              79
                                               Morrison Knudsen Corp.*                        46,400             403
                                               Personnel Group of America, Inc.*             128,000           1,000
                                               Source Information Management Co.*             13,500             206
                                               Syntel, Inc.*                                 120,400           1,505
                                               Technology Solutions Co.*                      41,500           1,136
                                               Volt Information Sciences, Inc.*               51,600           1,151
                                               --------------------------------------------------------------------------
                                                                                                              16,805

    MISCELLANEOUS CONSUMER--1.3%

                                               CDI Corp.*                                     57,500           1,394
                                               Complete Business Solutions, Inc.*            220,500           4,176
                                               Group Maintenance America Corp.*              299,700           2,735
                                               --------------------------------------------------------------------------
                                                                                                               8,305

    PRINTING/PUBLISHING--0.1%

                                               Mail-Well, Inc.*                               51,800             618
                                               --------------------------------------------------------------------------

 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



-------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF SHARES     VALUE
-------------------------------------------------------------------------------------------------------------------------

    DURABLES--4.9%
    AEROSPACE--1.3%

                                               Aeroflex, Inc.*                               153,500        $  1,267
                                               Alliant Techsystems, Inc.*                    109,400           6,010
                                               Primex Technologies, Inc.                      39,600             809
                                               --------------------------------------------------------------------------
                                                                                                               8,086

    AUTOMOBILES--1.3%

                                               Borg-Warner Automotive Inc.                   192,800           7,808
                                               Oshkosh Truck Corp. "B"                        15,200             420
                                               --------------------------------------------------------------------------
                                                                                                               8,228

    CONSTRUCTION/
    AGRICULTURAL--0.1%

                                               Terex Corp.*                                   24,000             672
                                               --------------------------------------------------------------------------

    LEASING COMPANIES--2.0%

                                               Dollar Thrifty Automotive Group, Inc.*        649,200          12,822
                                               --------------------------------------------------------------------------

    TELECOMMUNICATIONS
    EQUIPMENT--0.2%

                                               Inter-Tel, Inc.                                74,500           1,485
                                               --------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--9.7%
    CONTAINERS & PAPER--0.1%

                                               P.H. Glatfelter Company                        37,200             479
                                               --------------------------------------------------------------------------

    DIVERSIFIED
    MANUFACTURING--2.1%

                                               Briggs & Stratton Corp.                       105,000           5,611
                                               Myers Industries, Inc.                        431,079           6,466
                                               ThermoQuest Corp.*                             76,400             788
                                               --------------------------------------------------------------------------
                                                                                                              12,865

    ELECTRICAL PRODUCTS--0.5%

                                               Methode Electronics "A"                        76,500           2,065
                                               Windmere-Durable Holdings, Inc.*               73,900           1,058
                                               --------------------------------------------------------------------------
                                                                                                               3,123

    INDUSTRIAL SPECIALTY--2.1%

                                               Fleetwood Enterprises                         316,900           6,656
                                               Gardner Denver Inc.*                           17,900             293
                                               General Cable Corp.                           178,300           1,382
                                               Lydall, Inc.*                                 124,000           1,108
                                               Thermo BioAnalysis Corp.*                      69,500           1,225
                                               UNOVA, Inc.*                                  177,100           2,324
                                               --------------------------------------------------------------------------
                                                                                                              12,988

    MACHINERY/COMPONENTS/
    CONTROLS--3.4%

                                               CIRCOR International, Inc.*                   166,900           1,815
                                               Intermet Corp.                                421,200           4,265
                                               RadiSys Corp.*                                 23,250           1,043
                                               Shaw Group, Inc.*                             415,100           8,665
                                               Thermo Optek Corp.*                            56,000             564
                                               Watts Industries, Inc. "A"                    333,800           4,652
                                               Woodward Governor Co.                           1,700              46
                                               --------------------------------------------------------------------------
                                                                                                              21,050

    MISCELLANEOUS--1.5%

                                               American Axle & Manufacturing Holdings,
                                                 Inc.*                                       503,400           6,482
                                               Buckeye Technologies, Inc.*                   177,100           2,811
                                               --------------------------------------------------------------------------
                                                                                                               9,293

  The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



-------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF SHARES     VALUE
-------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--16.3%
    COMPUTER SOFTWARE--5.6%

                                               3Dfx Interactive, Inc.*                       102,900        $    912
                                               Activision, Inc.*                             106,400           1,598
                                               Advanced Digital Information Corp.*            39,400           1,771
                                               Advent Software, Inc.*                         15,700             879
                                               Best Software, Inc.*                              500              13
                                               Cybex Computer Products Corp.*                 12,300             530
                                               Epicor Software Corp.*                        265,000           1,549
                                               Factset Research Systems Inc.*                 44,600           2,765
                                               Great Plains Software, Inc.*                   20,600           1,101
                                               Hyperion Solutions Corp.*                      15,000             411
                                               IMRglobal Corp.*                              126,000           1,441
                                               ISS Group, Inc.*                               28,600           1,380
                                               InfoCure Corporation*                          67,200           1,079
                                               JDA Software Group, Inc.*                     153,800           2,153
                                               MICROS Systems, Inc.*                          41,400           2,093
                                               MTI Technology Corp.*                         121,600           3,405
                                               MTS Systems Corp.                             140,000           1,383
                                               Metro Information Services Inc.*              111,400           1,657
                                               Remedy Corp.*                                  70,700           2,466
                                               Santa Cruz Operations Inc.*                   232,400           3,471
                                               Structural Dynamics Research Corp.*           178,500           1,902
                                               Unigraphics Solutions Inc.                      2,200              49
                                               Verity, Inc.*                                  12,300           1,273
                                               --------------------------------------------------------------------------
                                                                                                              35,281

    DIVERSE ELECTRONIC
    PRODUCTS--0.3%

                                               Cable Design Technologies Corp.*               47,000           1,125
                                               DSP Group, Inc.*                               13,300             925
                                               --------------------------------------------------------------------------
                                                                                                               2,050

    EDP PERIPHERALS--0.5%

                                               Gerber Scientific, Inc.                        80,500           1,550
                                               In Focus Systems, Inc.*                        11,800             246
                                               NeoMagic Corp.*                               111,600           1,011
                                               --------------------------------------------------------------------------
                                                                                                               2,807

    ELECTRONIC COMPONENTS/
    DISTRIBUTORS--2.9%

                                               Apex Inc.*                                     15,500             364
                                               Belden, Inc.                                  176,800           3,536
                                               Benchmark Electronics, Inc.*                  163,900           3,647
                                               ITI Technologies, Inc.*                        46,800           1,398
                                               Pioneer-Standard Electronics, Inc.             88,200           1,180
                                               Smart Modular Technologies*                    13,500             567
                                               Technitrol, Inc.                              178,800           7,666
                                               --------------------------------------------------------------------------
                                                                                                              18,358

    ELECTRONIC DATA
    PROCESSING--1.7%
                                               Computer Network Technology, Corp.*           196,400           3,977
                                               Information Resources, Inc.*                   98,300             983
                                               SAGA Systems, Inc.*                           174,100           3,711
                                               Sunquest Information Systems, Inc.*           142,200           1,937
                                               --------------------------------------------------------------------------
                                                                                                              10,608

    MILITARY ELECTRONICS--0.7%

                                               Tech-Sym Corp.*                               142,700           2,693
                                               Titan Corp.*                                   61,300           1,659
                                               --------------------------------------------------------------------------
                                                                                                               4,352

 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



-------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF SHARES     VALUE
-------------------------------------------------------------------------------------------------------------------------

    OFFICE/PLANT
    AUTOMATION--1.0%

                                               CACI International, Inc. "A"*                 151,500        $  3,333
                                               Kronos, Inc.*                                  17,000             882
                                               Mercury Computer Systems, Inc.*                27,800           1,586
                                               Pinnacle Systems, Inc.*                         2,300              76
                                               Radiant Systems Inc.*                          21,000             520
                                               --------------------------------------------------------------------------


    PRECISION INSTRUMENTS--0.3%                                                                                6,397

                                               Analogic Corp.                                 29,800             889
                                               Molecular Devices Corp.*                       12,300             373
                                               Moog Inc. "A"*                                 12,400             326
                                               --------------------------------------------------------------------------


    SEMICONDUCTORS--3.2%                                                                                       1,588

                                               Alliance Semiconductor Corp.*                 105,000           1,509
                                               Alpha Industries*                              37,200           2,251
                                               Burr-Brown Corp.*                             240,750          10,668
                                               Cree Research, Inc.*                           52,500           2,999
                                               Etec Systems, Inc.*                            26,500           1,140
                                               Exar Corp.*                                    34,700           1,687
                                               --------------------------------------------------------------------------


    MISCELLANEOUS--0.1%                                                                                       20,254

                                               IDT Corp.*                                      5,100             116
                                               Maxwell Technologies, Inc.*                    44,000             473
                                               --------------------------------------------------------------------------
                                                                                                                 589
-------------------------------------------------------------------------------------------------------------------------

    ENERGY--3.4%
    OIL & GAS PRODUCTION--2.5%

                                               Basin Exploration, Inc.*                       15,800             279
                                               Chieftain International, Inc.*                441,700           7,123
                                               Cross Timbers Oil Company                      75,700             771
                                               Tesoro Petroleum Corp.*                       630,000           7,560
                                               --------------------------------------------------------------------------


    OIL COMPANIES--0.3%                                                                                       15,733

                                               Giant Industries, Inc.*                       214,600           1,864
                                               --------------------------------------------------------------------------

    OILFIELD SERVICES/
    EQUIPMENT--0.6%

                                               Oceaneering International, Inc.*               65,900             857
                                               Seitel, Inc.                                  375,500           2,535
                                               Varco International, Inc.*                     25,000             267
                                               --------------------------------------------------------------------------
                                                                                                               3,659
-------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--3.6%
    STEEL & METALS--3.6%

                                               AK Steel Holding Corp.                        178,700           2,960
                                               AMCOL International Corp.                     800,000          14,200
                                               Gibraltar Steel Corporation                     8,100             190
                                               IMCO Recycling Inc.                            50,000             644
                                               Quanex Corp.                                  225,200           4,771
                                               --------------------------------------------------------------------------
                                                                                                              22,765
-------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--5.0%
    BUILDING MATERIALS--3.3%

                                               Elcor Corp.                                   464,725          15,045
                                               Florida Rock Industries, Inc.                  32,400           1,013
                                               Southdown, Inc.                                88,200           4,074
                                               Universal Forest Products, Inc.                36,300             558
                                               --------------------------------------------------------------------------


    BUILDING PRODUCTS--0.4%                                                                                   20,690

                                               Emcor Group, Inc.*                             59,500           1,041
                                               Genlyte Group, Inc.*                           30,200             729
                                               Nortek, Inc.*                                  21,100             543
                                               --------------------------------------------------------------------------
                                                                                                               2,313

    The accompanying notes are an integral part of the financial statements.  17

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



-------------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF SHARES     VALUE
-------------------------------------------------------------------------------------------------------------------------

    HOMEBUILDING--1.3%

                                               Del Webb Corp.*                               277,500        $  6,348
                                               MDC Holdings, Inc.                             22,200             332
                                               NVR Inc.*                                      23,200           1,128
                                               Standard Pacific Corp.                         39,300             432
                                               --------------------------------------------------------------------------
                                                                                                               8,240
-------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--4.6%
    AIR FREIGHT--0.7%

                                               Airborne Freight Corp.                        198,600           4,605
                                               --------------------------------------------------------------------------

    AIRLINES--1.8%

                                               America West Holdings Corp. "B"*              564,000          11,386
                                               --------------------------------------------------------------------------

    RAILROADS--1.7%

                                               Trinity Industries, Inc.                      280,500           8,205
                                               Wisconsin Central Transportation Co.*         173,600           2,435
                                               --------------------------------------------------------------------------


    TRUCKING--0.4%                                                                                            10,640

                                               M.S. Carriers Inc.*                            40,600           1,066
                                               Roadway Express, Inc.                          64,600           1,284
                                               Yellow Corp.*                                  24,500             412
                                               --------------------------------------------------------------------------
                                                                                                               2,762
-------------------------------------------------------------------------------------------------------------------------

    UTILITIES--3.8%
    ELECTRIC UTILITIES--3.1%

                                               Anixter International Inc.*                    61,500           1,254
                                               El Paso Electric Co.*                         616,100           5,545
                                               Public Service Co. of New Mexico*             102,100           1,697
                                               TNP Enterprises, Inc.                         270,100          11,023
                                               --------------------------------------------------------------------------


    NATURAL GAS DISTRIBUTION--0.7%                                                                            19,519

                                               Energen Corp.                                  88,200           1,698
                                               NUI Corp.                                      82,400           2,075
                                               South Jersey Industries, Inc.                  20,900             613
                                               --------------------------------------------------------------------------
                                                                                                               4,386
                                               --------------------------------------------------------------------------
                                               TOTAL COMMON STOCKS
                                               (Cost $600,439)                                               610,648
                                               --------------------------------------------------------------------------
                                               TOTAL INVESTMENT PORTFOLIO--100%
                                               (Cost $617,006)(a)                                           $627,215
                                               --------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
 * Non-income producing security.

** Annualized yield at time of purchase, not a coupon rate.

(a) The cost for federal income tax purposes was $616,963. At November 30, 1999, net unrealized appreciation for all securities based on tax cost was $96,767. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $86,515 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $10,252.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $12,656 (2.02% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at November 30, 1999 aggregated $15,000. These securities may also have certain restrictions as to resale.

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of November 30, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments in securities, at value (Cost $617,006)             $627,215
------------------------------------------------------------------------
Cash                                                                   4
------------------------------------------------------------------------
Dividends receivable                                                 389
------------------------------------------------------------------------
Receivable for Fund shares sold                                    2,324
------------------------------------------------------------------------
TOTAL ASSETS                                                     629,932
------------------------------------------------------------------------
 LIABILITIES
------------------------------------------------------------------------
Payable for investments purchased                                    382
------------------------------------------------------------------------
Payable for Fund shares redeemed                                   6,558
------------------------------------------------------------------------
Accrued management fee                                               394
------------------------------------------------------------------------
Other accrued expenses and payables                                  793
------------------------------------------------------------------------
Total liabilities                                                  8,127
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $621,805
------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investment
  securities                                                    $ 10,209
------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (90,399)
------------------------------------------------------------------------
Paid-in capital                                                  701,995
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $621,805
------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($296,864/16,724 shares of capital stock outstanding, $.01
  par value, 320,000 shares authorized)                           $17.75
------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $17.75)          $18.83
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share
  ($261,953/15,272 shares of capital stock outstanding, $.01
  par value, 320,000 shares authorized)                           $17.15
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($57,420/3,332 shares of capital stock outstanding, $.01 par value,
  80,000 shares authorized)                                       $17.24
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($5,568/306 shares of capital stock outstanding, $.01 par
  value, 80,000 shares authorized)                                $18.19
------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended November 30, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------
Dividends                                                       $ 12,795
------------------------------------------------------------------------
Interest                                                             974
------------------------------------------------------------------------
Total Income                                                      13,769
------------------------------------------------------------------------
Expenses:
Management fee                                                     5,893
------------------------------------------------------------------------
Services to shareholders                                           3,790
------------------------------------------------------------------------
Custodian fees                                                        54
------------------------------------------------------------------------
Distribution services fees                                         2,951
------------------------------------------------------------------------
Administrative services fees                                       1,924
------------------------------------------------------------------------
Auditing                                                              92
------------------------------------------------------------------------
Legal                                                                 16
------------------------------------------------------------------------
Trustees' fees and expenses                                           47
------------------------------------------------------------------------
Reports to shareholders                                              504
------------------------------------------------------------------------
Other                                                                 18
------------------------------------------------------------------------
Total expenses, before expense reductions                         15,289
------------------------------------------------------------------------
Expense reductions                                                   (11)
------------------------------------------------------------------------
Total expenses, after expense reductions                          15,278
------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (1,509)
------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
------------------------------------------------------------------------
Net realized gain (loss) from investments                        (72,561)
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
  on investments                                                  71,233
------------------------------------------------------------------------
Net gain (loss) on investment transactions                        (1,328)
------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $ (2,837)
------------------------------------------------------------------------

 20 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                    YEAR ENDED NOVEMBER 30,
                                                                --------------------------------
                                                                   1999                  1998
-----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-----------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $    (1,509)              (2,016)
------------------------------------------------------------------------------------------------
Net realized gain (loss)                                            (72,561)             (16,112)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                       71,233             (175,453)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                         (2,837)            (193,581)
------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains
  Class A                                                                --              (20,159)
------------------------------------------------------------------------------------------------
  Class B                                                                --              (13,801)
------------------------------------------------------------------------------------------------
  Class C                                                                --               (3,288)
------------------------------------------------------------------------------------------------
  Class I                                                                --                 (476)
------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                           657,178              661,790
------------------------------------------------------------------------------------------------
Reinvestment of distributions                                            --               33,470
------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (1,012,947)            (746,688)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       (355,769)             (51,428)
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  (358,606)            (282,733)
------------------------------------------------------------------------------------------------
Net assets at beginning of period                                   980,411            1,263,144
------------------------------------------------------------------------------------------------
Net assets at end of period (including undistributed net
investment income (loss) of $(2,016) at November 30, 1998)      $   621,805              980,411
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  21

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FOR THE FINANCIAL STATEMENTS.

                                           --------------------------------------------------------------
                                                                      CLASS A
                                           --------------------------------------------------------------
                                                                ELEVEN MONTHS
                                               YEAR ENDED           ENDED
                                              NOVEMBER 30,      NOVEMBER 30,     YEAR ENDED DECEMBER 31,
                                           ------------------   -------------   -------------------------
                                             1999      1998        1997          1996      1995     1994
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $17.80     21.83         18.28       14.50    10.85    11.23
---------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                    .04(a)     .06          .05         .14(a)   (.02)     --
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                     (.09)    (3.39)         3.50        4.14     4.64      .02
---------------------------------------------------------------------------------------------------------
Total from investment operations               (.05)    (3.33)         3.55        4.28     4.62      .02
---------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            --        --            --        (.07)      --       --
---------------------------------------------------------------------------------------------------------
Net realized gain on investment
  transactions                                   --      (.70)           --        (.43)    (.97)    (.40)
---------------------------------------------------------------------------------------------------------
Total distributions                              --      (.70)           --        (.50)    (.97)    (.40)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period               $17.75     17.80         21.83       18.28    14.50    10.85
---------------------------------------------------------------------------------------------------------
TOTAL RETURN % (C)                             (.28)   (15.69)        19.42**     29.60(B) 43.29(B)   .15(B)
---------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in
thousands)                                  296,864   489,734       736,412     144,812   20,684    6,931
---------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                 1.52      1.42          1.32*       1.47     1.83     1.82
---------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                 1.52      1.42          1.32*       1.31     1.25     1.25
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       .21       .25           .51*        .87     (.16)    (.03)
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                      47        50            83*         23       86      140
---------------------------------------------------------------------------------------------------------

                                           -----------------------------------------------------------------------
                                                                      CLASS B
                                           -----------------------------------------------------------------------
                                                                                               FOR THE PERIOD
                                                                                                SEPTEMBER 11
                                                                ELEVEN MONTHS       YEAR        (COMMENCEMENT
                                               YEAR ENDED           ENDED          ENDED       OF OPERATIONS)
                                              NOVEMBER 30,      NOVEMBER 30,    DECEMBER 31,   TO DECEMBER 31,
                                           ------------------   -------------   ------------   ---------------
                                             1999      1998        1997           1996            1995
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $17.33     21.46         18.14         14.48           15.75
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   (.11)(a)  (.12)         (.04)          .01(a)         (.02)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                     (.07)    (3.31)         3.36          4.11            (.41)
------------------------------------------------------------------------------------------------------------------
Total from investment operations               (.18)    (3.43)         3.32          4.12            (.43)
------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            --        --            --          (.03)             --
------------------------------------------------------------------------------------------------------------------
Net realized gain on investment
  transactions                                   --      (.70)           --          (.43)           (.84)
------------------------------------------------------------------------------------------------------------------
Total distributions                              --      (.70)           --          (.46)           (.84)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $17.15     17.33         21.46         18.14           14.48
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (C)                            (1.04)   (16.45)        18.30**       28.54(B)        (2.52)**(B)
------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in
thousands)                                  261,953   390,043       412,479        99,355           8,072
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                 2.36      2.34          2.34*         2.49            2.39*
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                 2.36      2.34          2.34*         2.12            2.00*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)      (.63)     (.67)         (.51)*         .06            (.99)*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                      47        50            83*           23              86*
------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                          -------------------------------------------------------------------
                                                                       CLASS C
                                          -------------------------------------------------------------------
                                                                                             FOR THE PERIOD
                                                                                             SEPTEMBER 11
                                             YEAR ENDED       ELEVEN MONTHS     YEAR         (COMMENCEMENT
                                            NOVEMBER 30,         ENDED          ENDED        OF OPERATIONS)
                                          -----------------   NOVEMBER 30,    DECEMBER 31,   TO DECEMBER 31,
                                           1999      1998        1997           1996            1995
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $ 17.39     21.51        18.17       14.48           15.75
------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                 (.09)(a)  (.12)        (.03)        .01(a)         (.02)
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                   (.06)    (3.30)        3.37        4.14            (.41)
------------------------------------------------------------------------------------------------------------
Total from investment operations             (.15)    (3.42)        3.34        4.15            (.43)
------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                          --        --           --        (.03)             --
------------------------------------------------------------------------------------------------------------
Net realized gain on investment
transactions                                   --      (.70)          --        (.43)           (.84)
------------------------------------------------------------------------------------------------------------
Total distributions                            --      (.70)          --        (.46)           (.84)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $ 17.24     17.39        21.51       18.17           14.48
------------------------------------------------------------------------------------------------------------
TOTAL RETURN %(C)                            (.86)   (16.37)       18.38**     28.77(B)        (2.51)**(B)
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in
thousands)                                 57,420    91,473       99,526      20,054             985
------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                               2.25      2.28         2.24*       2.19            2.35*
------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                               2.25      2.28         2.24*       2.06            1.95*
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)    (.52)     (.61)        (.41)*       .12            (.94)*
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                    47        50           83*         23              86*
------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                          -------------------------------------------------------------------
                                                                        CLASS I
                                          -------------------------------------------------------------------
                                                                                             FOR THE PERIOD
                                                                                             NOVEMBER 1
                                              YEAR ENDED      ELEVEN MONTHS     YEAR         (COMMENCEMENT
                                             NOVEMBER 30,        ENDED          ENDED        OF OPERATIONS)
                                           ----------------   NOVEMBER 30,    DECEMBER 31,   TO DECEMBER 31,
                                            1999     1998        1997           1996            1995
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $18.13     22.08         18.40         14.52           14.25
------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                         .15(a)    .28           .13           .25(a)           --
------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                      (.09)    (3.53)         3.55          4.13            1.11
------------------------------------------------------------------------------------------------------------
Total from investment operations              .06     (3.25)         3.68          4.38            1.11
------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                          --        --            --          (.07)             --
------------------------------------------------------------------------------------------------------------
Net realized gain                              --      (.70)           --          (.43)           (.84)
------------------------------------------------------------------------------------------------------------
Total dividends                                --      (.70)           --          (.50)           (.84)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $18.19     18.13         22.08         18.40           14.52
------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                              .33    (15.14)        20.00**       30.28(B)         8.03**(B)
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ in thousands)  5,568     9,161        14,727         9,001           1,865
------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                .92       .86           .89*          .84             .90*
------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                           .92       .86           .89*          .84             .47*
------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     .81       .81           .94*         1.34             .28*
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                    47        50            83*           23              86*
------------------------------------------------------------------------------------------------------------

NOTES:

 * Annualized

** Not Annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of sales charges.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Small Cap Value Fund (the "Fund") is a
                             diversified series of Kemper Value Series, Inc.
                             (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open management investment company organized as a Maryland Corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall

NOTES TO FINANCIAL STATEMENTS

                             be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1999 through November 30, 1999 the Fund incurred approximately $19,901,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 1, 2000.

                             At November 30, 1999, the Fund had a tax basis net capital loss carryforward of approximately $70,541,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until November 30, 2006 ($6,815,000) and November 30, 2007 ($63,726,000),
                             the respective expiration dates.

                             DISTRIBUTIONS OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific fund are allocated to that fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2
     PURCHASE & SALES
     OF SECURITIES           For the year ended November 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $370,789

                             Proceeds from sales                         686,024

--------------------------------------------------------------------------------

3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $5,893,000 for the year ended November 30, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the year ended November 30, 1999 are $60,000.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sale of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the year ended November 30, 1999 are $4,556,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the year ended November 30, 1999 are $1,924,000, of which $104,000 was unpaid at November 30, 1999. In addition $1,000 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $2,711,000 for the year ended November 30, 1999, of which $375,000 was unpaid at November 30, 1999.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of Scudder Kemper. For the year ended November 30, 1999, the Fund made no payments to its officers and incurred directors fees of $47,000 to independent directors.

NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                    YEAR ENDED                        YEAR ENDED
                                                                 NOVEMBER 30, 1999                 NOVEMBER 30, 1998
                                                              -----------------------           -----------------------
                                                              SHARES         AMOUNT             SHARES         AMOUNT
                                       --------------------------------------------------------------------------------
                                       SHARES SOLD
                                       --------------------------------------------------------------------------------
                                        Class A                31,426       $ 562,253            20,519       $ 411,778
                                       --------------------------------------------------------------------------------
                                        Class B                 3,877          68,167             8,848         179,219
                                       --------------------------------------------------------------------------------
                                        Class C                 1,137          20,354             2,452          50,136
                                       --------------------------------------------------------------------------------
                                        Class I                   337           6,404               306           6,403
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       --------------------------------------------------------------------------------
                                        Class A                    --              --               902          18,655
                                       --------------------------------------------------------------------------------
                                        Class B                    --              --               590          11,977
                                       --------------------------------------------------------------------------------
                                        Class C                    --              --               116           2,362
                                       --------------------------------------------------------------------------------
                                        Class I                    --              --                23             476
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       --------------------------------------------------------------------------------
                                        Class A               (42,696)       (773,760)          (28,336)       (579,143)
                                       --------------------------------------------------------------------------------
                                        Class B               (10,611)       (175,703)           (5,452)       (105,691)
                                       --------------------------------------------------------------------------------
                                        Class C                (3,066)        (53,369)           (1,933)        (37,381)
                                       --------------------------------------------------------------------------------
                                        Class I                  (536)        (10,115)             (491)        (10,219)
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       --------------------------------------------------------------------------------
                                        Class A                   484           8,722               688          14,254
                                       --------------------------------------------------------------------------------
                                        Class B                  (499)         (8,722)             (703)        (14,254)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS          $(355,769)                        $ (51,428)
                                       --------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the Fund's custodian fees were reduced by $11,000 under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF
     CREDIT The Fund and several Kemper funds (the "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS
KEMPER SMALL CAP VALUE FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Small Cap Value Fund as of November 30, 1999, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Small Cap Value Fund at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years ended and the financial highlights for each of the fiscal periods since 1994 in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 19, 2000

NOTES

NOTES

DIRECTORS&OFFICERS



DIRECTORS                         OFFICERS

JAMES E. AKINS                    MARK S. CASADY             THOMAS F. SASSI
Director                          President                  Vice President

JAMES R. EDGAR                    PHILIP J. COLLORA          WILLIAM F. TRUSCOTT
Director                          Vice President and         Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                         LINDA J. WONDRACK
Director                          JAMES M. EYSENBACH         Vice President
                                  Vice President
FREDERICK T. KELSEY                                          MAUREEN E. KANE
Director                          JOHN R. HEBBLE             Assistant Secretary
                                  Treasurer
THOMAS W. LITTAUER                                           CAROLINE PEARSON
Director and Vice President       ANN M. MCCREARY            Assistant Secretary
                                  Vice President
FRED B. RENWICK                                              BRENDA LYONS
Director                          KATHRYN L. QUIRK           Assistant Secretary
                                  Vice President
JOHN G. WEITHERS
Director                          LOIS R. ROMAN
                                  Vice President


 ...............................................................................
LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                    222 North LaSalle Street
                                    Chicago, IL 60601
 ...............................................................................
SHAREHOLDER                         KEMPER SERVICE COMPANY
SERVICE AGENT                       P.O. Box 219557
                                    Kansas City, MO 64121
 ...............................................................................
CUSTODIAN                           STATE STREET BANK AND TRUST COMPANY
                                    225 Franklin Street
                                    Boston, MA 02110
 ...............................................................................
TRANSFER AGENT                      INVESTORS FIDUCIARY TRUST COMPANY
                                    801 Pennsylvania Avenue
                                    Kansas City, MO 64105
 ...............................................................................
INDEPENDENT                         ERNST & YOUNG LLP
AUDITORS                            233 South Wacker Drive
                                    Chicago, IL 60606
 ...............................................................................
PRINCIPAL                           KEMPER DISTRIBUTORS, INC.
UNDERWRITER                         222 South Riverside Plaza  Chicago, IL 60606
                                    www.kemper.com



[KEMPER FUNDS LOGO]

Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Fund/Value Style prospectus.
KSCVF - 2(1/28/00)  1099540